                                REFERENCE PAGE

BUILDING:                                 3600 Marshall Lane, Bensalem, PA

LANDLORD:                                 3600 Meadow Lane Partnership

LANDLORD'S ADDRESS:                       c/o The Flynn Company
                                          1621 Wood Street
                                          Philadelphia, PA 19103

TENANT:                                   AMBASSADOR EYEWEAR GROUP

TENANT'S ADDRESS:                         3600 Marshall Lane, Bensalem, PA

LEASE EXECUTION DATE:                     July 10, 1997

PREMISES:                                 64,040 s.f. outlined in red on
                                          6.1304 acres outlined in green on
                                          Exhibit "A"

USE:                                      Office Distribution
PREMISES RENTABLE AREA:                   64,040 s.f.
COMMENCEMENT DATE:                        August 1, 1997 See Addendum
TERMINATION DATE:                         December 31, 2002
TERM OF LEASE:                            Five (5) years and six (6) months

ANNUAL BASE RENT: (see note below)        $236,948.00 ($3.70/s.f.)
REAL ESTATE TAXES:                        $ 51,872.40 ($.81/s.f.)

ESTIMATED BUILDING OPERATING EXPENSES:
Insurance                     $.09        /s.f.
                              ------------
Landscaping and
Snow Removal                  ____________/s.f.
Maintenance                   ____________/s.f.
Common Area Electric          ____________/s.f.
Water & Sewer                 ____________/s.f.
Other                         ____________/s.f.
Total/S.F.                    $.09        /s.f.
                              ------------

TOTAL OPERATING EXPENSES:                 $5,763.60

ANNUAL TOTAL RENT:                        $294,584.00

MONTHLY INSTALLMENT OF RENT:              $24,548.67

SECURITY DEPOSIT:                         $24,548.67 (one month's rent)

TENANT'S PROPORTIONATE SHARE:             100%

REAL ESTATE BROKER DUE COMMISSION:        The Flynn Company and
                                          Mallin & Pancelli

SEE ADDENDUM ATTACHED HERETO.

            The Reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control. The Lease includes Exhibits A through B all of which are made a part hereof.

      NOTE: Effective as set forth in the Addendum, the Annual Base Rent shall be Two Hundred Sixty-two Thousand Five Hundred Sixty-four Dollars ($262,564.00), or Four and 10/100 Dollars ($4.10) per square foot.

LANDLORD:                           TENANT:

3600 MEADOW LANE PARTNERSHIP        AMBASSADOR EYEWEAR GROUP

By:  /s/ Kevin Flynn               By:   /s/ Barry Budilov
   -------------------------           ----------------------------
     Kevin Flynn                         Barry Budilov

Title: Gen. Partner                 Title: President
      ----------------------              -------------------------
Dated: 10 July, 1997                Dated: 7/10/97
      ----------------------              -------------------------

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                              TABLE OF CONTENTS

ARTICLE                                                                   PAGE
      REFERENCE PAGE ...................................................    ii
1     USE AND RESTRICTIONS ON USE ......................................     1
2     TERM .............................................................     1
3     RENT .............................................................     1
4     REAL ESTATE TAXES ................................................     2
5     SECURITY DEPOSIT .................................................     2
6     ALTERATIONS ......................................................     3
7     TENANT'S REPAIRS .................................................     3
8     LANDLORD'S REPAIRS ...............................................     4
9     SIGNS ............................................................     4
10    LIENS ............................................................     4
11    ASSIGNMENT AND SUBLETTING ........................................     5
12    INDEMNIFICATION ..................................................     5
13    INSURANCE ........................................................     6
14    WAIVER OF SUBROGATION ............................................     6
15    SERVICES AND UTILITIES ...........................................     6
16    HOLDING OVER .....................................................     6
17    SUBORDINATION ....................................................     7
18    RULES AND REGULATIONS ............................................     7
19    REENTRY BY LANDLORD ..............................................     7
20    DEFAULT ..........................................................     7
21    REMEDIES .........................................................     8
22    QUIET ENJOYMENT ..................................................     9
23    DAMAGE BY FIRE, ETC. .............................................     9
24    EMINENT DOMAIN ...................................................    11
25    SALE BY LANDLORD .................................................    11
26    ESTOPPEL CERTIFICATE .............................................    11
27    SURRENDER OF PREMISES ............................................    11
28    NOTICES ..........................................................    12
29    TAXES PAYABLE BY TENANT ..........................................    12
30    DEFINED TERMS AND HEADINGS .......................................    12
31    CONFESSION OF JUDGEMENT ..........................................    13
32    ENFORCEABILITY ...................................................    13
33    COMMISSIONS ......................................................    13
34    TIME AND APPLICABLE LAW ..........................................    13
35    PARKING ..........................................................    13
36    SUCCESSORS AND ASSIGNS ...........................................    13
37    ENTIRE AGREEMENT .................................................    13
38    EXAMINATION NOT OPTION ...........................................    14
39    RECORDATION ......................................................    14
40    LIMITATION OF LANDLORD'S LIABILITY ...............................    14

      EXHIBIT A -- PREMISES
      EXHIBIT B -- LANDLORD'S AND TENANT'S ALTERATIONS


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                                     LEASE

      Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is hereby incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE.

      The Premises shall be continuously used and occupied by Tenant, but only for the purpose listed on the Reference Page and for such other lawful purposes as may be incidental thereto, all to the extent permitted by applicable zoning regulations. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy thereof, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances and regulations, the Premises must be altered to lawfully accommodate Tenant's use and occupancy thereof, such alterations shall be made only with the consent of Landlord, but the entire cost thereof shall be borne by Tenant; provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply, or alter the Premises to comply, with such laws, ordinances and regulations. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or permit any use which would adversely affect the reputation of the Building. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the Premises to be used for any purpose (including, without limitation, the storage of merchandise) in any manner which would render the insurance thereon void or increase the insurance rate thereof, and Tenant shall immediately cease and desist from such use, paying all cost and expense resulting from such improper use.

2. TERM.

      The term of this Lease shall be as indicated on the Reference Page (unless sooner terminated as herein provided). Landlord shall deliver possession of the Premises on the Commencement Date.

      In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Termination Date.

3. RENT.

      Tenant agrees to pay the Landlord the Annual Rent by paying the Monthly Installment of Rent on or before the first day of each full calendar month during the Term, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the Term which is less than one full month shall be a prorated portion of the Monthly Installment of Rent based upon a 30 day month. Said rent shall be paid to Landlord, without deduction or offset unless expressly permitted by this Lease and without notice or demand at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

      Tenant recognizes that late payment of any rent or other sum due hereunder will result in administrative expense to Landlord, the extent of which additional expense is extremely


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difficult and economically impractical to ascertain. Subject to the terms of the
Addendum, Tenant therefore agrees that if rent or any other sum is due and payable pursuant to this Lease; and when such amount remaines due and unpaid ten days after said amount is due, such amount shall be increased by a late charge in an amount equal to $500.00. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Article in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Article in any way affect Landlord's remedies pursuant to Article 21 of this Lease in the event said rent or other payment is unpaid after the date due.

      No security or guarantee which may now or hereafter be furnished to Landlord for the payment of rent or the performance of Tenant's other obligations under this Lease shall in any way constitute a bar to the recovery of the Premises or defense to any action in unlawful detainer or to any other action which Landlord may bring for a breach of any of the terms, covenants or conditions of this Lease.

4. REAL ESTATE TAXES.

      Tenant agrees to pay when due (with a copy of the receipt sent to Landlord) all real estate taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "Taxes") lawfully levied against the Building, the real property on which it is situated and the grounds, parking area, driveways and alleys around the Building. Taxes shall include the following by way of illustration, but not limitation: real estate taxes; any other such taxes, charges and assessments which are levied with respect to the Building, and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and the land upon which they are situated including any payments to any ground lessor in reimbursement of tax payments made by such lessor; fees or assessments for any governmental services to the Building; service payments in lieu of taxes; dues or assessments payable to any property owners association due to Landlord's ownership of the Building; water and sewer charges; and any gross receipts tax and/or any tax which shall be levied in addition to or in lieu of real estate, possessory interest or personal property taxes. Any payment to be made pursuant to this Article with respect to the real estate tax year in which the Lease commences or terminates shall be prorated.

5. SECURITY DEPOSIT.

      Tenant has deposited with Landlord the Security Deposit. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease beyond any applicable cure period, Landlord may use any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within ten days after written demand thereto deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from the general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant ten (10) days after termination of this Lease.

      Tenant may, at its election, deposit with Landlord an irrevocable letter of credit in favor of Landlord, said irrevocable letter of credit to be in a form and drawn upon a commercial bank reasonably satisfactory to Landlord.

                                       4
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6. ALTERATIONS.

      Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7 without the prior written consent of Landlord, which will not be unreasonably withheld or delayed. Any alteration, addition or improvement to be done by Tenant as part of Tenant's initial occupancy shall be specified in Exhibit B. Any alteration, addition, or improvement in, on, or to the Premises including carpeting, but excepting movable furniture and personal property of Tenant removable without material damage to the property or the Premises, shall be and remain the property of Tenant during the Term but shall, unless Landlord elects otherwise, become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term and title shall pass to Landlord under this Lease as by a bill of sale. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all governmental laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide such assurances to Landlord, including but not limited to, waivers of lien, as Landlord shall require to protect Landlord against any loss from any mechanic's, materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4 above any increase in real estate taxes attributable to any such alteration, addition, or improvement for so long, during the Term, as such increase is ascertainable. Subject to the terms of the Addendum, upon the expiration or sooner termination of the Term as herein provided, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements which are designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition, reasonable wear and tear and loss by casualty covered by Article 23 excepted.

7. TENANT'S REPAIRS.

      (A) Tenant shall at its own cost and expense keep and maintain all parts of the Premises, the Building and the surrounding real estate for which Landlord is not expressly responsible under the terms of the Lease, in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, or structural or nonstructural, with materials and workmanship of the same character, kind and quality as the original, including but not limited to, windows, glass and plate glass, doors, skylights, any special office entries, interior walls and finish work, floors and floor coverings, downspouts, gutters, heating and air conditioning systems, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including the rail spur areas. Tenant as part of its obligations hereunder shall (i) keep the parking areas, driveways, alleys and the whole of the property in a clean and sanitary condition, (ii) if the Premises are served by a railroad switch or spur track and Tenant uses such railroad, maintain (or reimburse the railroad company for maintaining) any railway switch or spur track and related facilities serving the real estate of which the Premises are a part (Tenant hereby agreeing to sign a joint maintenance agreement with the railroad company servicing the property, if requested by the Landlord or railroad company), and (iii) without injury to the roof, other horizontal surfaces of the Building, downspouts, parking areas, driveways and sidewalks, remove all snow and ice from same. Tenant will, as far as possible, keep all such parts of the Premises, Building and the real estate on which the Building is located from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, reasonable wear and tear, repairs that are not Tenant's responsibility, and loss by fire or other casualty covered by insurance to be maintained by Landlord; pursuant to Paragraph 23(A) hereof excepted (but not excepting any damage to glass or loss not reimbursed by insurance because of the existence of a deductible under the appropriate policy).

      (B) Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

      (C) Tenant and its employees, customers and licensees shall have the exclusive right to use parking areas.

      (E) Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor reasonably approved by Landlord, (and a copy thereof shall be furnished to Landlord), for servicing all heating and air conditioning systems and equipment within the Premises. The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within 30 days of the date Tenant takes possession of the Premises.

      (F) Tenant shall, at its own cost and expense to the extent not covered by the insurance to be maintained by Landlord under Article 23, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering upon the property as a result of Tenant's business activities or caused by Tenant's default hereunder.

8. LANDLORD'S REPAIRS.

      Landlord shall at its expense maintain in good repair, reasonable wear and tear and any casualty covered by the provisions of Article 23 excepted, only the foundation and the structural soundness of the exterior walls and of the roof of the Building. Tenant shall immediately give Landlord written notice of any such defect or need for repairs after which Landlord shall have a reasonable opportunity to repair the same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of the Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries.

9. SIGNS.

      Tenant may install any signs upon the Premises or the exterior of the Building without Landlord's prior written consent subject to all laws and park covenants (if any). If Landlord shall consent to any sign, upon termination of the Lease Tenant shall remove said sign and restore the Premises and/or the Building in accordance with the provisions of Article 6.

10. LIENS.

      Tenant shall keep the Premises and Tenant's leasehold interest in the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within 30 days following notice to Tenant of the imposition of any such lien, cause the same to be bonded or released of record, Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connec-


                                       6
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tion therewith shall be considered additional rent and shall be payable to it by
Tenant on demand with interest at the rate of 18% per annum or the highest rate permitted by law, whichever is lower.

11. ASSIGNMENT AND SUBLETTING.

      (A) Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or more than 50% of the Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, or assign this Lease for security purposes, without the prior written consent of Landlord, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least 30 days but not more than 180 days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly and primarily responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this Lease. Upon the occurrence of an "event of default" (as hereinafter defined), if the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies provided herein or by law, may collect directly from such subtenant all rents due and becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant hereunder. No such collection directly from an assignee or subtenant shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

      (C) Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transferring of any lease renewal option rights or space option rights of the Premises, special privileges or extra services granted to Tenant by this Lease, or addendum or amendment thereto or letter of agreement (and such options, right, privileges or services shall terminate upon such assignment), unless Landlord specifically grants in writing such options, right, privileges or services to assignee or subtenant. Any sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article shall be void.

      (D) In the event that Tenant sells, sublets, assigns, or transfers this Lease and at any time receives periodic rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 75% of the net increase in such rent as such rent is received by Tenant and 75% of any other consideration received by Tenant from such subtenant in connection with such sublease or in the case of an assignment of this Lease by Tenant, Landlord shall receive 75% of any consideration paid to Tenant by such assignee in connection with such assignment.*

      (E) Should Landlord agree to authorize and execute an assignment or sublease agreement, Tenant will pay to Landlord on demand a sum equal to all of Landlord's costs, including reasonable attorney's fees, incurred in connection with such assignment or transfer.

12. INDEMNIFICATION.

      Landlord shall not be liable and Tenant hereby waives all claims against Landlord for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever, (including without limiting the foregoing, rain or water

* "Net" shall mean net of reasonable and customary brokerage, counsel fees and costs of altering the premises for the new occupant.


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leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft); except that Landlord will indemnify and hold Tenant harmless from such claims to the extent caused by the negligent or willful act or omission of Landlord, or its agents, employees or contractors. Tenant shall hold Landlord harmless from and defend Landlord against any and all claims, liability or costs (including court costs and reasonable attorney's fees) for any damage to any property or any injury to any person occurring in, on or about the Premises or the Building when such injury or damage shall be caused by or arise from, in part or in whole, (a) the act, neglect, fault, or omission to meet the standards imposed by any duty with respect to the injury or damage, by Tenant, its agents, servants, employees or invitees; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; or (c) any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

13. INSURANCE.

      Tenant agrees to purchase at its own expense and to keep in force during the term of this Lease a comprehensive public liability and property damage insurance policy to protect against any liability to the public or to any invitee of Tenant or Landlord incident to the use of or resulting from any accident occurring in or upon the Premises with a comprehensive single limit of not less than $1,000,000.00. Said policy or policies shall: (a) name Landlord as an additional insured, (b) be issued by an insurance company which is acceptable to Landlord; and (c) provide that said insurance shall not be cancelled unless 30 days prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and upon each renewal of said insurance.

14. WAIVER OF SUBROGATION.

      So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights or recovery against each other for any loss insured by fire, extended coverage or all risk insurance now or hereafter existing for the benefit of the respective party. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

15. SERVICES AND UTILITIES.

      Landlord agrees to provide, at its cost, water (including sprinkler), electricity and telephone service connections into the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises for causes beyond Landlord's control.

16. HOLDING OVER.

      Tenant shall pay Landlord for each day Tenant retains possession of the premises or part thereof after termination hereof by lapse of time or otherwise 150% of the amount of the Annual Rent for the last period prior to the date of such termination prorated on a daily basis, and if Tenant holds over for 5 days after notice, also pay all damages sustained by Landlord by reason of such retention, and shall indemnify and hold Landlord harmless from any loss or liability resulting from such holding over and delay in surrender. If Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute renewal of this Lease for a period from month to month at 150% of the Annual Rent being paid to Landlord under this Lease immediately prior thereto, but if the Landlord does not so elect, acceptance by Landlord of rent after such termination shall not constitute a renewal; this provision shall not be deemed to waive Landlord's right or re-entry or any other right hereunder or at law.

17. SUBORDINATION.

      Without the necessity of any additional document being executed by Tenant for the purpose of affecting a subordination, the Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate therein, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then by notice to Tenant this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be reasonably required by Landlord.

19. REENTRY BY LANDLORD.

      Landlord reserves and shall at all times have the right upon reasonable notice to reenter the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants during the last 6 months of the Term, and to alter, improve, or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structural work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provide that the business of Tenant shall not be interfered with unreasonably and Landlord repairs any damage. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby unless Landlord is negligent. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes, or special security areas (designed in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises.

20. DEFAULT.

      The following events shall be deemed to be events of default under this
Lease:

      (A) Subject to the Addendum, Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of five days from the date such payment was due; or

      (B) Subject to the Addendum, Tenant shall fail to comply with any term, provision or covenant of this lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within 20 days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant; or

      (D) Tenant shall fail to vacate the Premises immediately upon termination of the Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

      (E) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten days after written notice thereof to Tenant; or

      (F) Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof; or

      (G) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 90 days from the date of entry thereof.

21. REMEDIES.

      Upon the occurrence of any of such events of default described in Article 20 or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

      (A) Landlord may, at its election on 5 days' notice to Tenant, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease;

      (B) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free right to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law;

      (C) Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of (i) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the Term hereof, less the fair rental value of the Premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (D) relating to recovery of the Premises, preparation for reletting and for reletting itself), (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant;

      (D) (i) Upon any termination of Tenant's right to possession only without termination of the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (B) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, hereunder for the full Term.

            (ii) Landlord shall use reasonable commercial efforts to relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under the Lease, the right to relet the premises as a part of a larger area, and the right to change the character or use made of the premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make reasonable repairs, alterations and additions in or to the premises, and redecorate the same to the extent Landlord deems necessary, and Tenant shall, upon demand, pay the reasonable cost thereof, together with Landlord's reasonable expenses of reletting including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the collection of rent accruing therefrom (including reasonable attorney's fees and reasonable broker's commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time.

      (E) Landlord may, at Landlord's option, enter into and upon the Premises, if Tenant is not acting within a commercially reasonable time and after notice to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease;

      (F) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within 30 days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant. Landlord hereby waives any right to distrain Tenant's property.

      Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or of equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as an accord and satisfaction, compromise or waiver of such default, unless the Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant under the Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies, Tenant agrees to pay all reasonable attorneys' fees incurred by Landlord.

22. QUIET ENJOYMENT.

      Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease.

23. DAMAGE BY FIRE, ETC.

      (A) Landlord agrees to maintain standard fire and extended coverage insurance covering the Building in an amount not less than 90% of the full "replacement cost" thereof (as such term is defined in the Replacement Cost Endorsement to be attached thereto, if any) insuring against the perils of fire and lightning and including extended coverage, and earthquake and flood coverage, or at Landlord's option, "All Risk" coverage, with earthquake and flood coverage, all such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the property is situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of paragraphs 23(C), 23(D) and 23(F), such insurance shall be for the sole benefit of Landlord and under its sole control. Such insurance shall include protection for continuation of rental payments for a period of 12 months in the event of any damage caused by the perils referred to above. Tenant agrees to pay to Landlord, as additional rental, Landlord's commercially reasonable cost of maintaining such insurance. Said payments shall be made to landlord within ten days after presentation to Tenant of Landlord's statement setting forth the amount due with a copy of the invoice and the failure to pay such share shall be treated in the same manner as a default in the payment of rent hereunder when due. Any payment to be made pursuant to this Paragraph with respect to the year in which the Lease commences or terminates shall be prorated. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained by Landlord hereunder unless Landlord is included as an additional insured thereon. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall promptly deliver to Landlord the policy or policies of such insurance.

      (B) If the Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

      (C) If the Building should be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 23(A), but only to such extent that the Building can in Landlord's reasonable estimation (which shall be made within 45 days after the damage) be materially restored within 180 days after the date upon which Landlord is notified by Tenant of such damage (except that Landlord may elect not to rebuild if such damage occurs during the last year of the Term unless Tenant immediately elects to renew the Lease, if any renewal terms remain available to be exercised), this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such building to substantially the condition in which it existed prior to such damage, and Landlord shall rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which the Premises are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances and fully abated if the Premises are wholly untenantable. In the event that Landlord should fail to materially restore the Building within 180 days after the date upon which Landlord is notified by Tenant of such damage, Tenant may (if it has given Landlord at least 30 days notice of its need and intent to do so) at its option terminate this Lease by delivering written notice of its termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, Governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed up to 90 additional days. For purposes hereof, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

      (D) If the Building should be damaged or destroyed by fire, tornado or other casualty and Landlord is not required to rebuild pursuant to the provisions of paragraph 23(C), this Lease shall at the option of Landlord, upon notice to Tenant, given within 30 days after Landlord is notified by Tenant of such damage, terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

      (E) Notwithstanding anything herein to the contrary and unless otherwise provided in a nondisturbance agreement, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or the Building requires that the insurance proceeds to be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within 15 days after such requirement is made by any such holder, whereupon this Lease and on the date of such notice to Tenant as if the date of such notice were the date originally fixed in this Lease for the expiration of the Term.

      (F) In the event of any damage or destruction to the Premises by any peril covered by the provisions of this Article, Tenant shall, upon notice from Landlord, forthwith remove, at its sole cost and expense, such portion or all of the Tenant's shelves, bins, machinery and other trade fixtures and all other property belonging to Tenant or his licensees from such portion or all of the Premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees harmless from any loss, liability, claims, suits, costs, expenses, including attorney's fees and damages, both real and alleged, arising out of any damage or injury as a result of the failure to properly secure the Premises prior to such removal and/or as a result of such removal.

24. EMINENT DOMAIN.

      (A) If the whole or any substantial part of the Building should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises or Building for the purposes for which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said property shall occur.

      (B) If part of the Building shall not be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 24(A), this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if at all, as may be fair and reasonable under all of the circumstances and Landlord shall at Landlord's expense undertake to restore the Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances.

      (C) In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings; provided that Tenant shall not be entitled to receive any award for Tenant's loss of its leasehold interest, the right to such award being hereby assigned by Tenant to Landlord.

25. SALE BY LANDLORD.

      In the event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord shall transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security, provided that any successor shall be liable for such security.

26. ESTOPPEL CERTIFICATES.

      Within ten days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease, (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications), (c) the date to which the rent and other sums [ILLEGIBLE] this Lease by either Landlord or Tenant except as specified to the best of Tenant's knowledge in Tenant's statement.

27. SURRENDER OF PREMISES.

      At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in good condition, broom clean and free of all debris, ordinary wear and tear and damage by fire, earthquake, Act of God, repairs for which Tenant is not responsible or the elements alone excepted. Tenant may, upon termination of this Lease, remove all movable partitions of less than full height from floor to ceiling, counters, and other personal property of Tenant removable without material damage to such property or the Premises previously installed by Tenant, at Tenant's sole cost, title to which shall be in Tenant until such termination, repairing such damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. Subject to the Addendum, upon request by Landlord, Tenant shall remove any or all permanent improvements or additions to the Premises installed at Tenant's cost and all movable partitions, counters and other personal property of Tenant removable without material damage to such property or the Premises which may be left by Tenant and repair any damage resulting from such removal. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.

      All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term of this Lease shall survive the expiration or earlier termination of the Term.

28. NOTICES.

      Any notice or document required or permitted to be delivered hereunder shall be in writing and shall be effective upon delivery, if personally delivered, or two days after mailing, if mailed. All notices shall be personally delivered or sent by United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set forth opposite their respective signatures on the Reference Page, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

29. TAXES PAYABLE BY TENANT.

      In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures, and other personal property of Tenant located in the Premises.

30. DEFINED TERMS AND HEADINGS.

      The article headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease. Any indemnification of, insurance of, or option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case, where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, marital communities, firms, or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof. Tenant agrees to furnish promptly upon demand a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications (which were available for inspection by Tenant at the time the Lease was executed) of the Building and including a proportionate share of any common areas. Tenant hereby consents and agrees that the calculation of rentable area on the Reference Page shall be controlling.

31. CONFESSION OF JUDGMENT.

32. ENFORCEABILITY.

      If for any reason whatsoever any of the provisions hereof shall be void, unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

33. COMMISSIONS.

      Each of the parties (i) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page; and (ii) indemnifies and holds the other harmless from any and all leases, liability, costs or expenses (including attorneys' fees) incurred as a result of any breach of the foregoing warranty.

34. TIME AND APPLICABLE LAW.

      Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35. PARKING.

      Tenant shall have the right to use the parking facilities of the Building, as shown on Exhibit A.

36. SUCCESSORS AND ASSIGNS.

      Subject to the provisions of Article 11, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators, marital communities, if any, and assigns of the parties hereto.

37. ENTIRE AGREEMENT.

      This Lease, together with its exhibits, contains all agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or Tenant or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties hereto.

38. EXAMINATION NOT OPTION.

      Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord and Tenant shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord the security deposit required by Article 5, the first month's rent as set forth in
Article 3,

39. RECORDATION.

      Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party, and the party offering the name for recording shall pay all charges and taxes incident thereto.

40. LIMITATION OF LANDLORD'S LIABILITY.

      The obligations of Landlord herein are intended to be binding only on the property of the entity acting as Landlord and shall not be personally binding, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof or any employees or agents of Landlord, or the investment manager.

             ADDENDUM TO LEASE BETWEEN 3600 MEADOW LANE PARTNERSHIP
            ("LANDLORD") AND AMBASSADOR EYE WEAR GROUP ("TENANT") FOR
             3600 MARSHALL LANE, BENSALEM, PENNSYLVANIA ("PREMISES")

      1. In the event of any conflict between the terms of the form Lease ("Lease") and the terms of this Addendum, the terms of this Addendum shall control.

      2. Provided that no event of default has occurred and is continuing hereunder, Tenant shall have the option to renew the term of this Lease for one additional term of five (5) years ("Renewal Term") by notice to Landlord ("Renewal Notice") given at least six (6) months days prior to the expiration of the initial Term. All terms and conditions of this Lease shall apply to the Renewal Term, except that the Annual Rent shall be fixed as forth in Schedule 1. The initial Term and Renewal Term are hereafter collectively called the "Term".

      3. Notwithstanding the provisions of Section 1 of the Form Lease, Tenant may cease active business operations at the Premises so long as (i) Tenant continues to make all payments and perform all other obligations of Tenant under the Lease (including, without limitation, maintenance, repair, replacement and insurance obligations), and (ii) Tenant gives Landlord thirty (30) days advance written notice of Tenant's intention to cease operations.

      4. Notwithstanding the provisions of Section 1 of the Form Lease, in the event that structural changes to the Premises are hereafter required as a result of any change in law or regulation, Landlord shall make such alterations and the cost thereof shall be paid by Tenant to Landlord as additional rent in equal monthly installments based on amortizing the cost of such alterations, with interest at Wall Street Journal Prime Rate as of the date of the expenditure, over ten (10) years (provided that such payments shall only be due during the remainder of the Term).

      5. Landlord hereby represents and warrants to Tenant that Landlord has received no violation notices affecting the Premises.

      6. Notwithstanding the provisions of Section 3 of the Form Lease, the late charge payable under Section 3 shall be $500 for only the first three (3) occasions in any twelve-month period on which Tenant incurs a late charge; thereafter the late charge shall equal the greater of $500 or five percent (5%) of the overdue amount.

      7. Notwithstanding the provisions of Section 4 of the Form

Lease, Tenant, shall not be responsible for any of Landlord's franchise, income, inheritance or corporate taxes. Any governmental assessments against the Premises may be paid by Tenant over the maximum period allowed by law. In addition, Tenant may, with counsel of its own designation, institute appropriate proceedings for the reduction of any assessed valuation of the Premises, and diligently prosecute the same to final determination, so long as such proceedings operate to stay an action to enforce the lien of such taxes. Landlord shall cooperate, at Tenant's expense, in the institution and prosecution of such proceedings to final determination thereof.

      8. Notwithstanding the provisions of Section 6 and Section 27 of the Term Lease, Tenant shall only be required, upon expiration or termination of the Lease, to remove alterations, additions; and improvements (collectively, "Alterations") made to the Premises if, at the time Landlord approves such Alterations, Landlord specifies that such Alterations must be so removed. Non-structural alterations in an amount not in excess of $25,000 may be made by Tenant without Landlord's consent. In addition, Landlord hereby approves the alterations described in the plans and specifications listed on Exhibit B attached hereto and agrees that such alterations need not be removed when the Tenant leaves the Premises.

      9. Section 7(F) of the Form Lease is hereby amended to add the following provision at the end of the Section: "Landlord shall indemnify and defend Tenant from suits, actions, damages, liabilities and expenses (including court costs and reasonable attorneys' fees) arising out of the negligent or willful act or omission of Landlord, its agents, contractors, employees, servants, invitees, licensees or concessionaires."

      10. Section 8 of the Form Lease is hereby amended to add the following provision at the end of the Section: "If Landlord fails to perform any repairs required under this Section after thirty (30) days notice from Tenant, Tenant may perform such repairs and collect the cost thereof from Landlord, such invoices to be paid by Landlord within thirty (30) days after receipt. Notwithstanding the foregoing, in an emergency Tenant may take reasonable immediate steps to preserve life or property if Landlord fails to respond to a telephone call advising Landlord of the emergency. If Landlord fails to pay such amounts and Tenant obtains a judgment against Landlord, Tenant may then offset the amount of such judgment against the next installment{s) of Annual Rent.

      11. Notwithstanding the provisions of Section 11 of the Form Lease, Tenant may assign the Lease or sublet the Premises, without Landlord's consent but only after fifteen (15) days advance written notice to Landlord, (a) to a parent, subsidiary or other affiliate of Tenant, provided that if the Lease is assigned and the Tenant is released by Landlord, such assignee must have a net worth at least as great as Tenant's net worth on the date hereof (i.e., not less than $2,000,000), as determined by financial statements prepared in accordance with GAAP by an independent certified public accountant, or (ii) in connection with a public offering, a merger or consolidation of Tenant or a sale of substantially all of Tenant's business, provided that the surviving acquiring entity has a net worth at least as great as Tenants net worth on the date hereof (i.e., not less than $2,000,000 as determined by financial statements prepared in accordance with GAAP by an independent certified public accountant. The provisions of Section
11 of the Form Lease requiring payment to Landlord of 75% of any net increase in rent received by Tenant from a subtenant or assignee shall not apply to any transfer not requiring Landlord's consent as described above.

      12. Notwithstanding the provisions of Section 11 of the Form Lease, if a court determines that Landlord has withheld its consent to an assignment or sublease of the Premises unreasonably, Tenant may terminate this Lease by notice within thirty (30) days after such determination.

      13. Section 12 of the Form Lease is hereby amended to add the following provision at the end of the Section: "The foregoing indemnification requirement shall not apply to suits, actions, damages, liabilities and expenses arising out of the negligent or willful act or omission of Landlord, its agents, contractors, employees, servants, invitees, licensees or concessionaires."

      14. Section 17 of the Form Lease is hereby amended to add the following provision: "Landlord shall request a Subordination, Non-Disturbance and Attornment Agreement in form reasonably satisfactory to Tenant ("SNDA") from each current and future ground lessor and lender holding a mortgage on the Premises. If an SNDA in form reasonably satisfactory to Tenant has not been executed by Landlord's current mortgage lender within ten (10) days after the date hereof, Tenant shall have the right to terminate this Lease by notice to Landlord given within fifteen (15) days after the date hereof; failure by Tenant to give a termination notice within such fifteen (15) day period shall constitute a waiver of such right. Notwithstanding the first sentence of this
Section 17, this Lease shall not be deemed to be subordinate to any mortgage if the holder of such mortgage refuses or fails to execute an SNDA. Landlord represents and warrants that there are no ground leases in effect for any portion of the Premises."

      15. Notwithstanding the provisions of Section 20A of the Form Lease, no event of default shall occur unless Tenant fails to pay any amount owing to Landlord within ten (10) days after notice from Landlord, provided that Landlord need only give such notice three (3) times in any twelve-month period, and thereafter any failure to make any payment within ten (10) days after such payment is due shall be an event of default without notice.

      16. Notwithstanding the provisions of Section 20B of the Form Lease, in the case of a default which cannot with due diligence be cured within a period of twenty (20) days, no event of default shall occur if Tenant in good faith duly institutes within such twenty (20) day period all steps necessary to cure the same and promptly and diligently prosecutes to completion such cure within a reasonable time after such notice, but not more that one hundred (120) days.

      17. Section 21 of the Form Lease is hereby amended to add the following provision: "The waiver by Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or a waiver of any other term, covenant or condition herein contained. The failure of Tenant at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same."

      18. Notwithstanding the provisions of Section 26 of the Form Lease, Landlord shall provide a similar estoppel letter upon request from Tenant.

      19. Section 33 of the Form Lease is hereby amended to insert the following provision at the end of the Section: "Landlord shall be responsible for payment of commissions to the Brokers listed on the Reference Page."

      20. Landlord and Tenant each acknowledge that they are intending to enter an Agreement of Sale for the Premises, that this Lease will terminate at Closing under the Agreement of Sale, and that this Lease shall remain in full force and effect if Closing does not occur under the Agreement of Sale for any reason. If Closing under the Agreement of Sale does not occur by January 1, 1998, the Annual Base Rent shall increase as set forth in the Reference Page.

      21. Notwithstanding anything to the contrary set forth in the form lease, Tenant, at Tenant's election, shall have (a) ten (10) business days following the full execution of this Agreement to obtain at Tenant's expense such structural and mechanical reports as Tenant may require and to deliver copies of such reports to Landlord, and (b) forty-five (45) days following the full execution of this Agreement to obtain at Tenant's expense such environmental reports as Tenant may require, and to deliver copies of such Reports to Landlord. If Tenant is dissatisfied for any reason with the contents of any of the structural or mechanical reports, Tenant shall have the right, prior to the expiration of the foregoing 10-day period, to terminate this Agreement by notice to Landlord, whereupon the parties will have no further obligations; if Tenant is dissatisfied for any reason with the contents of any of the environmental reports, Tenant shall have the right, prior to the expiration of the foregoing 45-day period, to terminate this Agreement by notice to Landlord, whereupon the parties will have no further obligations. If Tenant fails to notify Landlord of Tenant's election within the time periods set forth above, Tenant shall be deemed to have waived its right to terminate this Agreement.

      22. (a) Landlord represents to Tenant that the current real estate taxes are $51,872.40 per annum as set forth on the Reference Page, and Landlord is not aware of any pending or threatened special assessments.

          (b) Landlord shall immediately begin and diligently pursue repairs to the roof, and upon completion of the repairs Tenant shall reimburse Landlord on demand for fifty percent (50%) of the cost thereof, up to a maximum reimbursement of $11,000.

          (c) Tenant is taking occupancy on the date hereof, and shall immediately have all utilities put into Tenant's name. The Commencement Date for payment of rent shall be August 1, 1997.


      IN WITNESS WHEREOF, the parties have executed this Addendum on the same date as the Form Lease.



                                   AMBASSADOR EYEWEAR GROUP

                                   By: /s/ [Illegible]

                                   3600 Meadow Lane Partnership

                                   By: /s/ [Illegible]


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

                                   SCHEDULE 1

                                RENEWAL TERM RENT


      The Annual Base Rent for each year of the Renewal Term shall be Three Hundred Fifteen Thousand Seventy Six Dollars ($315,076), payable in monthly installments of Twenty Six Thousand Two Hundred Fifty Six Dollars and Forty Cents ($26,256.40).


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